Public Securities Association
40 Broad Street, New York, NY 10004-2373                                 PSA
Telephone (212) 809-7000


                           MASTER REPURCHASE AGREEMENT


                                              Dated as of:         FEBRUARY 28,
                                                                       2000
                                                                   ------------
Between:

  IMPAC WAREHOUSE LENDING GROUP, INC.
-------------------------------------

and

PMCC FINANCIAL CORPORATION AND PMCC MORTGAGE
CORPORATION
---------------------------------------------

1.   Applicability
     From time to time the parties hereto may enter into transactions in which one party ("Seller") agrees to transfer to the other ("Buyer") securities or financial instruments ("Securities") against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Securities at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and shall be governed by this Agreement, including any supplemental terms or conditions contained in Annex I hereto, unless otherwise agreed in writing.

2.   Definitions
     (a) "Act of Insolvency", with respect to any party, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, Insolvency, reorganization, liquidation, dissolution or similar law, or such party seeking the appointment of a receiver, trustee, custodian or similar official for such party or any substantial part of its property, or (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within 15 days, (iii) the making by a party of a general assignment for the benefit of creditors, or (iv) the admission in writing by a party of such party's inability to pay such party's debts as they become due;
     (b) "Additional Purchased Securities", Securities provided by Seller to Buyer pursuant to Paragraph 4(a) hereof;
     (c) "Buyer's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of a percentage (which may be equal to the percentage that is agreed to as the Seller's Margin Amount under subparagraph (q) of this Paragraph), agreed to by Buyer and Seller prior to entering into the Transaction, to the Repurchase Price for such Transaction as of such date;
     (d) "Confirmation", the meaning specified in Paragraph 3(b) hereof;
     (e) "Income", with respect to any Security at any time, an principal thereof then payable and all interest, dividends or other distributions thereon;
     (f) "Margin Deficit", the meaning specified in Paragraph 4(a) hereof;
     (g) "Margin Excess", the meaning specified in Paragraph 4(b) hereof;
     (h) "Market Value", With respect to any Securities as of any date, the price for such Securities on such date obtained from a generally recognized source agreed to by the parties or the most recent closing bid quotation from such a source, plus accrued Income to the extent not included therein (other than any Income credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) as of such date (unless contrary to market practice for such Securities);
     (i) "Price Differential", with respect to any transaction hereunder as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Purchase Price for such Transaction on a 360 day per year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction);

     (j) "Pricing Rate", the per annum percentage rate for determination of the Price Differential;
     (k) "Prime Rate", the prime rate of U.S. money center commercial banks as published in The Wall Street Journal;
     (l) "Purchase Date", the date on which Purchased Securities are transferred by Seller to Buyer;
     (m) "Purchase Price", (i) on the Purchase Date, the price at which Purchased Securities are transferred by Seller to Buyer, and (ii) thereafter, such price increased by the amount of any cash transferred by Buyer to Seller pursuant to Paragraph 4(b) hereof and decreased by the amount of any cash transferred by Seller to Buyer pursuant to Paragraph 4(a) hereof or applied to reduce Seller's obligations under clause (ii) of Paragraph 5 hereof;
     (n) "Purchased Securities", the Securities transferred by Seller to Buyer in a Transaction hereunder, and any Securities substituted therefor in accordance with Paragraph 9 hereof. The term "Purchased Securities" to Paragraph 4(a) and shall exclude Securities returned pursuant to Paragraph 4(b);
     (o) "Repurchase Date", the date on which Seller is to repurchase the Purchased Securities from Buyer, including any date determined by application o the provisions of Paragraphs 3(c) or 11 hereof;
     (p) "Repurchase Price", the price at which Purchased Securities are to be transferred from Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions. terminable upon demand) as to the sum of the Purchase Price and the Price Differential as of the date of such determination, increased by any amount determined by the application of the provisions of Paragraph 11 hereof;
     (q) "Seller's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of a percentage (which may be equal to the percentage that is agreed to as the Buyer's Margin Amount under subparagraph
(c) of this Paragraph), agreed to by Buyer arid Seller prior to entering Into the Transaction, to the Repurchase Price for such Transaction as of such date.

3.   Initiation; Confirmation; Termination
     (a) An agreement to enter into a Transaction may be orally or in writing at the initiation of eithe Buyer or Seller. On the Purchase Date for the Transaction, the Purchased Securities shall be transferred to Buyer or its agent against the transfer of the Purchase price to an account of Seller.
     (b) Upon agreeing to enter into a Transaction hereunder, Buyer or Seller (or both), as shall be agreed, shall promptly deliver to the other party a written confirmation of each Transaction (a "Confirmation"). The Confirmation shall describe the Purchased Securities (including CUSIP number, if any), identify Buyer and Seller and set forth (i) the Purchase Date, (ii) the Purchase Price, (iii) the Repurchase Date, unless the Transaction is to be terminable on demand, (iv) the Pricing Rate or Repurchase Price applicable to the Transaction, and (v) any additional terms or conditions of the Transaction not inconsistent with this Agreement. The Confirmation, together with this Agreement, shall constitute conclusive evidence of the terms agreed between the Buyer and Seller with respect to the Transaction to which the Confirmation relates, unless with respect to the Confirmation specific objection is made promptly after receipt thereof. In the event of any conflict between the terms of such Confirmation and this Agreement, this Agreement shall prevail.
     (c) In the case of transactions terminable upon demand, such demand shall be made by Buyer to Seller, no later than such time as is customary in accordance with the market practice, by telephone or otherwise on or prior to the business day on which such termination will be effective. On the date specified in such demand, or on the date fixed for termination in the case of Transactions having a fixed term, termination of the Transaction will be effected by transfer to Seller or its agent of the purchased Securities and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) against the transfer of the Repurchase Price to an account of Buyer.

4.   Margin Maintenance
     (a) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which, a particular party hereto is acting as Buyer is less than the aggregate Buyers Margin Amount for all such Transactions (a "Margin Deficit"), the Buyer may by notice to Seller require in such Transactions, at Seller's option, to transfer to Buyer cash or additional Securities reasonably acceptable to Buyer ("Additional Purchased Securities"), so that the cash and aggregate Market Value of the Purchased Securities, including any such Additional Purchased Securities, will thereupon equal or exceed such aggregate Buyer's Margin Amount (decreased by the amount of any Margin Deficit as of such date arising from any Transaction in which such Buyer is acting as Seller). (b) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Seller exceeds the aggregate Seller's Margin Amount for all such Transactions at such time (a "Margin Excess"), then Seller may by notice to Buyer require Buyer in such Transactions, at Buyer's option to transfer cash or Purchased Securities to Seller, so that the aggregate Market Value of the Purchased Securities, after deduction of any such cash or any Purchased Securities so transferred, will thereupon not exceed such aggregate Seller's Margin Amount (increased by the amount of any Margin Excess as of such date arising from any Transactions in which such Seller is acting as Buyer).

     (c) Any cash transferred pursuant to this Paragraph shall be attributed to such Transactions as shall be agreed upon by Buyer and Seller.
     (d) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer or Seller (or both) under subparagraphs (a) and (b) of this Paragraph may be exercised only where a Margin Deficit or Margin Excess exceeds a specified dollar amount or a specified percentage of the Repurchase Prices for such Transactions (which amount or percentage shall be agreed to by Buyer and Seller prior to entering into any such Transactions).
     (e) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer and Seller under subparagraphs
(a) and (b) of this Paragraph to require the elimination of a Margin Deficit or a Margin Excess, as the case may be, may be exercised whenever such a Margin Deficit or Margin Excess exists with respect to any single Transaction hereunder (calculated without regard to any other Transaction outstanding under this Agreement).

5.   Income Payments
     Where a particular Transaction's term extends over an Income payment date on the Securities subject to that Transaction, Buyer shall, as the parties may agree with respect to such Transaction (or, in the absence of any agreement, as Buyer shall reasonably determine in its discretion), on the date such Income is payable either (i) transfer to or credit to the account of Seller an amount equal to such Income payment or payments with respect to any Purchased Securities subject to such Transaction or (ii) apply the Income payment or payments to reduce the amount to be transferred to Buyer by Seller upon termination of the Transaction. Buyer shall not be obligated to take any action pursuant to the preceding sentence to the extent that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith Seller transfers to Buyer cash or Additional Purchased Securities sufficient to eliminate such Margin Deficit.

6.   Security Interest
     Although the parties intend that all transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller shall be deemed to have pledged to Buyer as security for the performance by Seller of its obligations under each such Transaction, and shall be deemed to have granted to Buyer a security interest in, all of the Purchased Securities with respect to all Transactions hereunder and all proceeds thereof.

7.   Payment and Transfer
     Unless otherwise mutually agreed, all transfers of funds hereunder shall be in immediately available funds. All Securities transferred by one party hereto to the other Party (i) shall be in suitable form for transfer or shall be accompanied by duly executed instruments of transfer or assignment in blank and such other documentation as the party receiving possessions may reasonably request, (ii) shall be transferred on the book-entry system of a Federal Reserve Bank, or (iii) shall be transferred by any other method mutually acceptable to Seller and Buyer. As used herein with respect to Securities, "transfer" is intended to have the same meaning as when used in Section 8-313 of the New York Uniform Commercial Code or, where applicable, in any federal regulation governing transfers of the Securities.

8.   Segregation of Purchased Securities
     To the extent required by applicable law, all Purchased Securities in the possession of Seller shall be segregated from other securities in its possession and shall be identified as subject to this Agreement. Segregation may be accomplished by appropriate identification on the books and records of the holder, including a financial intermediary or a clearing corporation. Title to all Purchased Securities shall pass to Buyer an, unless otherwise agreed by Buyer and Seller, nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Securities or otherwise pledging or hypothecating the Purchased Securities, but no such transaction shall relieve Buyer of its obligations to transfer Purchased Securities to Seller pursuant to Paragraphs 3, 4, or 11 hereof, or of Buyer's obligation to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to Paragraph 5 hereof.
--------------------------------------------------------------------------------
     Required Disclosure for Transactions in Which Seller Retains Custody of the Purchased Securities
     Seller is not permitted to substitute other securities for those to this Agreement and therefore must keep Buyer's securities segregated at all times, unless in this Agreement Buyer grants seller the right to substitute other securities. If the Buyer grants the right to substitute, this means that Buyer's securities will likely be commingled with Seller's own securities during the trading day. Buyer is advised that, during the trading day that Buyer's securities are commingled with the Seller's securities, the [will]* [may]** be subjected to liens granted by Seller to [its clearing bank]* [third parties]** and may be used by Seller for deliveries on other securities transactions. Whenever the securities are commingled, Seller's ability to resegregate substitute securities for Buyer will be subject to satisfy [the clearing]* [any]** lien or to obtain substitute securities.
--------------------------------------------------------------------------------

----------
* Language to be used under 17 C.F.R. ss.403.4(c) if Seller is a government securities broker or dealer other than a financial institution.
** Language to be used under 17 C.F.R.ss.403.4(d) if Seller is a financial institution.

9.   Substitution
     (a) Seller may, subject to agreement with and acceptance by Buyer, substitute other Securities for any Purchased Securities. Such substitution shall be made by transfer to Buyer of such other Securities and transfer to Seller of such Purchased Securities. After substitution, the substituted Securities shall be deemed to be Purchased Securities.
     (b) In Transactions in which the Seller retains custody of Purchased Securities, the parties expressly agree that Buyer shall be deemed, for purposes of subparagraph (a) of this Paragraph, to have agreed to and accepted in this Agreement substitution by Seller of other Securities for Purchased Securities; provided, however, that such other Securities shall have a Market Value at least equal to the Market Value of the Purchased Securities for which they are substituted.

10.  Representations
     Each of Buyer and Seller represents and warrants to the other that (i) it is duly authorized to execute and deliver this Agreement, to enter into the Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, (ii) it will engage in such Transactions as principal (or, if agreed in writing in advance of any Transaction by the other party hereto, as agent for a disclosed principal),(iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal), (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect and
(v) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected. On the Purchase Date for any Transaction Buyer and Seller shall each be deemed to repeat all the foregoing representations made by it.

11.  Events of Default
     In the event that (i) Seller fails to repurchase or Buyer fails to transfer Purchased Securities upon the applicable Repurchase Date, (ii) Seller or Buyer fails, after one business day's notice, to comply with Paragraph 4 hereof, (iii) Buyer fails to comply with Paragraph 5 hereof, (iv) an Act of Insolvency occurs with respect to Seller or Buyer, (v) any representation made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated, or (vi) Seller or Buyer shall admit to the other its inability to, or its intention not to, perform any of its obligations hereunder (each an "Event of Default"):
     (a) At the option of the nondefaulting party, exercised by written notice to the defaulting party (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency), the Repurchase Date for each Transaction hereunder shall be deemed immediately to occur.
     (b) In all Transactions in which the defaulting party is acting as Seller, if the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of the Paragraph, (i) the defaulting party's obligations hereunder to repurchase all Purchased Securities in such Transactions shall thereupon become immediately due and payable, (ii) to the extent permitted by applicable law, the Repurchase Price with respect to each such Transaction shall be increased by the aggregate amount obtained by daily application of (x) the greater of the Pricing Rate for such Transaction or the Prime Rate to (y) the Repurchase Price for such Transaction as of, the Repurchase Date as determined pursuant to subparagraph (a) of this Paragraph (decreased as of any day by (A) any amounts retained by the nondefaulting party with respect to such Repurchase Price pursuant to clause (iii) of the subparagraph, (B) any proceeds from the sale of Purchased Securities pursuant to subparagraph (d)(l) of this Paragraph, and (C) any amounts credited to the account of the defaulting party pursuant to subparagraph (e) of the Paragraph) on a 360 clay per year basis for the actual number of days during the period from and including the date of the Event of Default giving rise to such option to but excluding the date of payment of the Repurchase Price as so increased,
(iii) all Income paid after such exercise or deemed exercise shall be retained by the nondefaulting party and applied to the aggregate unpaid Repurchase Prices owed by the defaulting party, and (iv) the defaulting party shall immediately deliver to the nondefaulting party any Purchased Securities subject to such Transactions then in the defaulting party's possession.
     (c) In all Transactions in which the defaulting party is acting as Buyer, upon tender by the nondefaulting party of payment of the aggregate Repurchase Prices for all such Transactions, the defaulting party's right, title and interest in all Purchased Securities subject to such Transactions shall be deemed transferred to the nondefaulting party, and the defaulting party shall deliver all such Purchased Securities to the non defaulting party.
     (d) After one business day's notice to the defaulting party (which notice need not be given if an Act of Insolvency shall have occurred, and which may be the notice given under subparagraph (a) of this Paragraph or the notice referred to in clause (ii) of the first sentence of this Paragraph), the nondefaulting party may:
          (i) as to Transactions in which the defaulting .party is acting as Seller, (A) immediately sell, in a recognized market at such price or prices as the nondefaulting party may reasonably deem satisfactory, any or all Purchased Securities subject to such Transactions and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Securities, to give the defaulting party credit for such Purchased Securities in an amount equal to the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source, against the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder; and
          (ii) as to, the Transactions in which the defaulting party is acting as Buyer, (A) purchase securities ("Replacement Securities") of the same class and amount as any Purchased Securities that are not delivered by the defaulting party to the nondefaulting party as required hereunder or (B) in its sole discretion elect, in lieu of purchasing Replacement Securities, to be deemed to have purchased Replacement Securities at the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source.
     (e) As to Transactions in which the defaulting party is acting as Buyer, the defaulting party shall be liable to the nondefaulting party (i) with respect to Purchased Securities (other than Additional Purchased Securities), for any excess of the price paid (or deemed paid) by the nondefaulting party for Replacement Securities therefor over the Repurchase Price for such Purchased Securities and (ii) with respect to Additional Purchased Securities, for the price paid (or deemed paid) by the nondefaulting party for the Replacement Securities therefor. In addition, the defaulting party shall be liable to the nondefaulting party for interest on such remaining liability with respect to each such purchase (or deemed purchase) of Replacement Securities from the date of such purchase (or deemed purchase until paid in full by Buyer. Such interest shall be, at a rate equal to the greater of the Pricing Rate for such Transaction or the Prime Rate.
     (f) For purposes of this Paragraph 11, the Repurchase Price for each Transaction hereunder in respect of which the defaulting party is acting as Buyer shall not increase above the amount of such Repurchase Price for such Transaction determined as of the date of the exercise or deemed exercise by the nondefaulting party of its option under subparagraph (a) of this Paragraph.
     (g) The defaulting party shall be liable to the nondefaulting party for the amount of all reasonable legal or other expenses incurred by the nondefaulting party in connection with or as a consequence of an Event of Default, together with interest thereon at a rate equal to the greater of the Pricing Rate for the relevant Transaction or the Prime Rate.
     (h) The nondefaulting party shall have, in addition to its rights hereunder, any rights otherwise available to it under an other agreement or applicable law.

12.  Single Agreement
     Buyer and Seller acknowledge that and have entered hereunto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply properly held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and
(iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

13.  Notices and Other Communications
     Unless another address is specified in writing by the respective party to whom any notice or other communication is to be given hereunder, all such notices or communications shall be in writing or confirmed in writing and delivered at the respective addresses set forth in Annex II hereto.

14.  Entire Agreement; Severability
     This agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

15.  Non-assignability; Termination
     The rights and obligations of the parties under this Agreement arid under any Transaction shall not be assigned by either party without the prior written consent of the other party. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This Agreement may be cancelled by either party upon giving written notice to the other, except that this Agreement shall, notwithstanding such notice, remain applicable to any Transactions then outstanding

16.  Governing Law
     This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

17.  No Waivers, Etc.
     No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder. No modification or waiver of any provision of this agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to subparagraphs 4(a) or 4(b) hereof will not constitute a waiver of any right to do so at a later date.

18.  Use of Employee Plan Assets
     (a) If assets of an employee benefit plan subject to any provision of the Employee Retirement Income. Security Act of 1974 ("ERISA") are intended to be used by either party hereto (the "Plan Party") in a Transaction, the Plan Party shall so notify the other party prior, to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.
     (b) Subject to the last sentence of subparagraph (a) of this Paragraph, any such Transaction shall proceed only if Seller furnishes or has furnished to Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.
     (c) By entering into a Transaction pursuant to this Paragraph, Seller shall be, deemed (i) to represent to Buyer that since the date of Seller's latest such financial statements, there has been no material adverse change in Seller's financial condition which Seller has not disclosed to Buyer, and (ii) to agree to provide Buyer with future audited and unaudited statements of its financial condition as the y are issued, so long as it is a Seller in any outstanding transaction involving a Plan Party.

19.  Intent
     (a) The parties recognize that each Transaction is a "repurchase agreement" as that term is defined In Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of Securities subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended.
     (b) It is understood that either party's right to liquidate Securities delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraph 11 hereof, is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

20.  Disclosure Relating to Certain Federal Protections
          The parties acknowledge that they have been advised that:
     (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under
Section 15 of the Securities Exchange Act of 1934 ("1934 Act"), the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SIPA") do not protect the other party with respect to any Transaction hereunder;
     (b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and
     (c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial Institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation, the Federal Savings and Loan Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.









IMPAC WAREHOUSING LENDING GROUP, INC.       PMCC FINANCIAL  CORPORATION AND PMCC
                                            MORTGAGE CORPORATION

By   /s/ Zoila E. Velasco                   By  /s/ Keith S. Haffner
   ----------------------------------         ----------------------------------

Title   Vice President                      Title  CEO
      -------------------------------            -------------------------------

Date  3/6/00                                Date  3/3/00
    ---------------------------------           --------------------------------

                                     ANNEX I
                        Supplemental Terms and Conditions

                                      - 1 -
                                     ANNEX 1

                        SUPPLEMENTAL TERMS AND CONDITIONS



     The Master Repurchase Agreement between Impac Warehouse Lending Group, Inc. ("Buyer") and PMCC FINANCIAL CORPORATION AND PMCC MORTGAGE CORPORATION ("Seller"), dated as of FEBRUARY 28, 2000 is amended and supplemented as set forth below. All capitalized terms used herein that are defined in the Master Repurchase Agreement are used herein as defined therein except to the extent such terms are amended or supplemented herein.

     1. Paragraph 1 of the Master Repurchase  Agreement is amended by adding the
following   after  the  word   "instruments"   and  before   the   parenthetical
"("Securities")" in the second line thereof:

          "or whole mortgage loans or any interests in any whole mortgage loans, including, without limitation, mortgage participation certificates and mortgage pass-through certificates".

     2. Subparagraph 2(a) of the Master Repurchase Agreement is amended by adding the following after the word "any" and before the word "bankruptcy" in the second line thereof:

          "conservatorship or receivership (within the meaning of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989)".

     3. Subparagraph 2(a) of thee Master Repurchase Agreement is further amended by adding the following after the word "a" and before the word "receiver" in the third line thereof:

          "conservator,".

     4. Subparagraph 2(h) of the Master Repurchase Agreement is amended by deleting the defined term "Market Value" and replacing it with the defined term "Assumed Repurchase Value", and the term Market Value throughout the Master Repurchase Agreement shall be deemed to denote the Assumed Repurchase Value.

     5. Subparagraph 2(h) of the Master Repurchase Agreement is amended by adding at the end thereof:

          "except that the Assumed Repurchase Value of any Securities that are loans secured by mortgages or deeds of trust on residential dwellings (such loans, "Mortgage Loans") as of any date shall be the dollar amount ascribed to such Mortgage Loans on that date by Buyer in its reasonable and sole discretion, and shall not include any Income on such Mortgage Loans paid to and held by Seller pursuant to Paragraph 5 hereof, and the Assumed Repurchase Value of any Additional

Purchased Securities shall be the fair market value thereof as determined by Buyer in its reasonable and sole discretion"

     6. Subparagraph 3(b) of the Master Repurchase Agreement is amended by adding at the end of the first sentence of Paragraph 3(b):

               "In the case of Transactions involving Securities that are Mortgage Loans, (a) the Purchased Securities shall be identified on a detailed listing to be provided by Seller to Buyer (a "Mortgage Loan Schedule") attached to a Certificate of Seller in the form attached hereto, (b) the Confirmation shall be sent by Seller to Buyer, (c) the documents contained in the Mortgage File (as defined in Paragraph 7) shall be delivered at the option of the Buyer to the Buyer, or the Custodian, and held by the Custodian pursuant to the terms of a Custody Agreement, dated of even date herewith (the "Custody
          Agreement"), among Seller, Buyer and Custodian pursuant to which Custodian shall, among other things, issue Trust Receipts, as defined therein (the "Trust Receipts"), and (d) the Mortgage Loans shall be serviced for Buyer by Seller pursuant to the Servicing Agreement, dated of even date herewith (the "Servicing Agreement"), between Seller and Buyer."

     7. Paragraph 3(b) of the Master Repurchase Agreement is further amended by deleting the last sentence and replacing it with the following:

          "In the event of any conflict between the terms of such Confirmation and this Agreement, the terms of such Confirmation shall prevail."

     8. Subparagraph 3(c) of the Master Repurchase Agreement is amended by adding at the end of the first sentence of Paragraph 3(c);

          "In the case of Transactions involving Securities that are Mortgage Loans, (i) which meet the requirements of the Seller's Warranties Agreement, such demand by Buyer may not be made prior to 30 days following the date of the Transaction in which the Securities were originally conveyed to Buyer. provided no event of default has occurred, (ii) which do not meet the requirements of the Seller's Warranties Agreement in all material respects, such demand by Buyer may be made at any time; or (iii) Seller may repurchase at any time, irrespective of whether the particular Mortgage Loans(s) meets the requirements of the Seller's Warranties Agreement. However, Buyer agrees not to terminate any transaction on demand if there is a breach as to any particular loan (at any given time) and if Seller repurchases that loan within one business day of receiving notice thereof. In any case, such demand either by Buyer or by Seller shall be for a repurchase of all Purchased Securities subject to the related Transaction and such demand shall be made no later than 5:00 p.m. New York City time on the business day preceding the day on which such termination will be effective, which termination shall also be on a business day.

     Upon receipt of the Repurchase Price in immediately available funds, Buyer shall deliver the Trust Receipt for such Transaction to Custodian for further disposition in accordance with the terms of the Custody Agreement."

     9. Paragraph 4 of the Master Repurchase Agreement is amended by adding a new subparagraph (f) as follows:

          "(f) In the case of Transactions involving Securities that are Mortgage Loans, (i) the percentage Used in calculating Buyer's Margin Amount for such Transaction shall be the percentage specified in the Confirmation and (ii) Additional Purchased Securities shall be limited to obligations issued by the United States government or mortgaged-backed securities issued by the Federal National Mortgage Association ("FNMA") or guaranteed by the Governmental National Mortgage Association ("GNMA") and otherwise acceptable to Buyer in its sole discretion, (iii) the provisions of subparagraphs (b), (d) and (e) of this Paragraph shall not apply and
     (iv) any cash transferred with respect to Transactions involving Securities that are Mortgage Loans pursuant to Paragraph 4 or the last sentence of Paragraph 5 shall be attributed to such transactions."

     10. Paragraph 5 of the Master Repurchase Agreement is amended by adding the following at the end of the last sentence of Paragraph 5:

          "Notwithstanding the foregoing and except as "provided in Paragraph 11 of this Agreement, in the case of Transactions involving Securities that are Mortgage Loans, Seller shall be deemed to hold for the benefit of, and in trust for, Buyer all Income, including without limitation all scheduled and unscheduled principal and interest payments, received by Seller with respect to such Mortgage Loans. Seller shall service the Mortgage Loans, or supervise the servicing of the Mortgage Loans, for the benefit of Buyer in accordance with the terms of the Servicing Addendum. Seller will provide Buyer with monthly pay-histories by the 7th day of each month with respect to all Mortgage Loans then involved in any Transaction hereunder. Within three business days of its receipt of each such report, Buyer either (i) shall determine that a Margin Deficit has occurred and direct Seller to pay to Buyer all income received in the period covered by such report to the extent of such Margin Deficit, in which case Buyer shall be deemed to have released any excess Income to Seller, or (ii) shall determine that a Margin Deficit has not occurred, in which case Buyer shall be deemed to have released all such Income to Seller."

     11. Paragraph 6 of the Master Repurchase Agreement is amended by adding the following after the word "the" and before the words "Purchased Securities" in the fourth line thereof:

          "Seller's right (including the power to convey title thereto), title and interest in and to the".

          12. Paragraph 6 of the Master Repurchase Agreement is amended by adding the following after the words "Purchased Securities" and before the word "with" in the fourth line thereof:

          ", the contractual right to receive payments, including the right to payments of principal and interest and the right to enforce such payments, arising from or under any of the Purchased Securities, the contractual right to service each Mortgage Loan, any sub-servicing agreements within respect to each Mortgage Loan, and all documents in each Mortgage File,".

          13. Paragraph 6 of the Master Repurchase Agreement is amended by adding the following after the word "all" and before the word "proceeds" in the fifth line thereof:

          "income, payments, products and".

          14. Paragraph 6 of the Master Repurchase Agreement is amended by adding the following after the word "thereof" and before the period in the fifth line thereof:

          "(the "Collateral")".

          15. Paragraph 6 of the Master Repurchase Agreement is amended by adding the following at the end of Paragraph 6:

     "In such event, the parties hereto intend to create for the benefit of Buyer, as secured party, a legally valid and enforceable first priority perfected security interest in the Collateral. On or prior to the initial Purchase Date, Seller shall cause to be filed in the appropriate filing offices of the jurisdiction in which Seller maintains its place of business, or its chief executive office if Seller has more than one place of business, in accordance with applicable law, Uniform Commercial Code financing statements naming Seller as debtor, Buyer as secured party, and the Collateral as collateral."

     16. Paragraph 7 of the Master Repurchase Agreement is amended by adding the following at the end of the last sentence of Paragraph 7:

          "In the case of Transactions involving Securities that are Mortgage Loans, the transfer, of such Mortgage Loans for the purposes of this Paragraph 7 shall include the delivery to the Buyer or Custodian, as directed by the Buyer, of the following documents (the "Mortgage File") with respect to each Mortgage Loan, as set forth in the Custody Agreement: subject, however to the paragraph immediately following clause (xii) below;"

          (i) the original note or other evidence of indebtedness (the "Mortgage

     Note") of the obligor thereon (each such obligor, a "Mortgagor"), endorsed to the order of or assigned to Seller by the holder/payee thereof, without recourse, and endorsed by Seller, without recourse, in blank;

          (ii) the original mortgage, deed of trust or other instrument (the "Mortgage") creating a first lien on the underlying property securing the Mortgage Loan (the "Mortgaged Property"), naming Seller as the "mortgagee" or "beneficiary" thereof, and bearing on the face thereof the address of Seller as provided in Paragraph 13 of this Agreement, or, if the Mortgage does not name Seller as the mortgagee/beneficiary, the Mortgage, together with an instrument of assignment assigning the Mortgage, individually or together with other Mortgages, to Seller and bearing on the face thereof the address of Seller as provided in Paragraph 13 of this Agreement, and, in either case, bearing evidence that such instruments have been recorded in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu of the original of the Mortgage or the assignment thereof, a duplicate or conformed copy of the Mortgage or the instrument of assignment, if any, together with a certificate of either the closing attorney or an officer of the title insurer that issued the related title insurance policy, or a certificate of receipt from the recording office, certifying that such copy or copies represent true and correct copy(ies) of the original(s) and that such original(s) have been or are currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located);

          (iii) an original assignment of Mortgage, in blank, which assignment shall be in form and substance acceptable for recording and, in the event that the Seller acquired the Mortgage Loan in a merger, the assignment must be by "[Seller], successor by merger to [name of predecessor]";

          (iv) any intervening assignment of the Mortgage not included in (ii) above, including any warehousing assignment;

          (v) any assumption, modification, extension or guaranty agreement;

          (vi) the Lender's title insurance policy, or, if such policy has not been issued, a written commitment or interim binder issued by the title insurance company evidencing that the title insurance coverage is in effect which commitment obligates the insurer to issue the lender's title insurance policy;

          (vii) if applicable, any policy or certificate of primary mortgage guaranty insurance;

         (viii) if the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the power of attorney or other instrument that authorized and empowered such person to sign with recording information hereon;

          (ix) with respect to FHA insured Mortgage Loans, the original FHA Insurance Contract, together with a completed HUD Form 92080 "Mortgagee Record Change" with the Purchasing Mortgagees name left b1ank;

          (x) with respect to VA guaranteed Mortgage Loans, the original VA Loan Guaranty Certificate; and

          (xi) with respect to each Mortgage Loan which is subject to the provisions of the Homeownership and Equity Protection Act of 1994, a copy of a notice to each entity which was a purchaser or assignee of the Mortgage Loan, satisfying the provisions of such Act and the regulations issued thereunder, to the effect that the Mortgage Loan is subject to special truth in lending rules; and

          (xii) any other document as may be reasonably requested by Buyer.

     "Notwithstanding the above, Seller shall, at least one Business Day prior to the related Purchase Date, deliver to or cause to be delivered to Buyer or Custodian, as directed by Buyer, originals or true copies of such documents contained in the Mortgage File; and within 4 calendar days after such purchase date Seller shall deliver or cause to be delivered to Buyer or Custodian, as directed by Buyer, executed copies of such documents and then within five business days after such purchase date, the Seller shall deliver the originals (to the extent not previously delivered) of all such documents in the Mortgage File, said documents will come directly from Closing Agent. Failure by Seller to deliver or cause to be delivered such documents within such the periods specified in the immediately preceding sentence shall constitute an Event of Default under the Master Repurchase Agreement. Seller shall cause each closing agent to hold any originals of such documents in the Mortgage File held by such closing agent prior to delivery thereof to Buyer or Custodian, as directed by Buyer, in trust and as bailee for Buyer.

     In addition to the documents contained in the Mortgage File, Seller shall deliver to buyer on or prior to the Purchase Date for such Transaction a security release certification acceptable to Buyer, certifying the release of any security interest of a third party which may have existed with respect to any of the Mortgage Loans subject to such Transaction during the 45-day period prior to the related Purchase Date.

          Seller shall include on each Mortgage Loan Schedule a code indicating whether the Mortgage Loan is subject to the Homeownership Act of 1994."

     Seller shall cause to be maintained a servicing file ("Servicing File") with respect to each Mortgage Loan that shall contain the following documents:

     (a) copies of all the documents contained in the Mortgage File;

     (b) any instrument necessary to complete identification of any exception set forth in the exception schedule in the title insurance policy (e.g., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.);

     (c)  a survey of the Mortgaged Property;

     (d) any hazard insurance policy or flood insurance policy, with extended coverage of the hazard insurance policy;

     (e) the Mortgage Loan closing statement (Form HUD-1) and any other truth-in-lending, real estate settlement procedure forms or other disclosure statements required by law;

     (f)  the residential loan application, if applicable;

     (g)  any verification of employment and income;

     (h) if applicable, any verification of acceptable evidence of source and amount of downpayment;

     (i)  any credit report on the borrower under the Mortgage Loan;

     (j)  each residential appraisal report;

     (k)  a photograph of the Mortgaged Property;

     (l) any tax receipts, insurance premiums, ledger sheets, payment records, insurance claim files and correspondence, current and historical computerized data files, underwriting standards used for origination and all other papers and records developed or originated by the Seller, any servicer or others, required to document the Mortgage Loan or to service the Mortgage Loan; and

     (m)  any other document as may be requested by Buyer.


Seller shall cause to be delivered to Buyer each Servicing File upon Event of Default by Seller under the Master Repurchase Agreement.

     17. Paragraph 8 of the Master Repurchase Agreement is amended by deleting the last sentence of Paragraph 8 and substituting the following:

     "Title to all Purchased Securities (except for Securities that are Mortgage Loans) shall pass to Buyer. In the case of Purchased Securities that are Mortgage Loans, upon transfer of the Mortgage Loans to Buyer as set forth in Paragraph 3(a) of this Agreement and until termination of any Transactions as set forth in Paragraphs 3(c) or 11 of this Agreement, ownership of each Mortgage Loan, including each document in the related Mortgage File, is vested in Buyer. Upon transfer of the Mortgage Loans to Buyer as set forth in Paragraph 3(a) of this Agreement and until termination of any Transactions as set forth in Paragraphs 3(c) or 11 of this Agreement, record title in the name of Seller to each Mortgage shall be retained by Seller in trust, for the benefit of Buyer, for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans pursuant to the Servicing Agreement. Unless otherwise agreed by Buyer and Seller, nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Securities or otherwise pledging or hypothecating the Purchased Securities, but no such transaction shall relieve Buyer of its obligations to transfer Purchased Securities (and, with respect to the Mortgage Loans, not substitutes therefor) to Seller pursuant to Paragraphs 3, 4 or 11 hereof. Buyer, hereby grants to Seller, to the maximum extent allowed by law, the right to perform in Buyer's stead under any repurchase, reverse repurchase or similar transaction in which Buyer has sold, loaned or otherwise transferred the Mortgage Loans in the event that Buyer has defaulted on its obligation to repurchase or accept redelivery of such Mortgage Loans in conformity with the terms of any such transaction and Seller is not in default in this Agreement. Upon termination of any Transactions as set forth in Paragraph 3(c) of this Agreement, Buyer agrees to execute promptly endorsements of the Mortgage Notes, assignments of the Mortgages and UCC-3 assignments, to the extent that such documents are prepared by Seller for Buyer*s execution, are delivered to Buyer by Seller and are necessary to reconvey, without recourse, to Seller and perfect title of like tenor to that conveyed to Buyer to the related Mortgage Loans. Buyer agrees to cooperate with Seller to identify documents that may be required to effect such reconveyance and perfection of title to Seller."

          18. Subparagraph 9(b) of the Master Repurchase Agreement is amended by adding the following after the word "substituted" and before the period in the fifth line thereof:

          "; provided, further, that, in the case of Transactions involving Securities that are Mortgage Loans, the retention by Seller of custody of any document in any Mortgage File or otherwise shall be held by Seller in trust Buyer for purposes of servicing or supervising the servicing of the related Mortgage Loan and shall not be deemed to constitute Seller's retention of custody of the Purchased Securities for purposes of this subparagraph".

          19. Paragraph 10 of the Master Repurchase Agreement is amended by adding the following clauses at the end of the first sentence of Paragraph 10 after the word "affected" and before the period:

          ",(vi) Seller and Buyer have entered into the Transaction described in each Confirmation contemporaneously with the sale of the Purchased
     Securities by Seller to Buyer and the transfer of the Purchase Price by Buyer to Seller, or, in the event that the Transaction is deemed to constitute a loan, contemporaneously with the grant of the security interest in the Collateral by Seller to Buyer pursuant to Paragraph 6 hereof and the transfer of the consideration therefor, consisting of the extension of the Purchase Price, which represents the loan proceeds, by Buyer to Seller, (vii) the board of directors of Seller has approved the form of Confirmation and, the Master Repurchase Agreement, and such approval is reflected in the minutes of said board, and (viii) each Confirmation, the Master Repurchase Agreement, the Custody Agreement and the Servicing Agreement have been and shall be, continuously, from the time of their execution a corporate record of Seller."

          20. Paragraph 11 is amended by inserting the words ", other than any representation made by Seller as to a particular Mortgage Loan," after the words "made by Seller or Buyer" on the fourth line thereof.

          21. Paragraph 11 is further amended by deleting the word "or" immediately preceding clause (vi) and by adding at the end of such clause, immediately preceding the parenthesis, the following:

          (vii)Either party hereto shall have reasonably determined that the other party is or will be unable to meet its commitments under this agreement, the Custody Agreement, the Guaranty, the Sellers Warranties Agreement, the Servicing Agreement and any other related agreement such agreements, the "Transaction Documents") and shall have notified the other party of such determination and such other party shall not haveresponded with appropriate information to the contrary to the satisfaction of the notifying party within 24 hours;

          (viii) The Master Repurchase Agreement shall for any reason cease to create a valid, first priority security interest in any of the Purchased Securities purported to be covered thereby;

          (ix) A final judgment by any competent court in the United States of America for the payment of money in an amount of at least $150,000 is rendered against Seller, and the same remains undischarged or unpaid for a period of 30 days during which execution of such judgment is not effectively stayed;

          (x)  Seller  shall fail to observe or perform any of the  covenants or
               agreements   under  any  Transaction   Document,   which  failure
               materially and adversely affects the rights of the Buyer;

          (xi) Any event of default or any event which with notice, the passage of time or both shall constitute an event of default shall occur and be continuing under any repurchase or other financing agreement for borrowed funds or indenture for borrowed funds by which Seller is bound or affected shall occur and be continuing; provided, however, that Buyer hereby waives the exercise of its rights for the defaults arising under any other agreement to which the Seller is a party by reason of the prior arrest of Ron Friedman and a loan officer employed by the Seller on charges of allowing false qualifications to be included in applications for FHA-backed mortgage loans (including, but not limited to, any defaults arising from the removal of Ron Friedman as president and chief executive officer of the Seller); provided, further, that such waiver will not apply to the extent that such defaults are cured by the Seller and subsequently reoccur;

          (xii)In the good faith judgment of Buyer, a material adverse change shall have occurred in the business, operations, properties, prospects or condition (financial or otherwise) of Seller;

          (xiii) Seller shall request written assurances as to the financial well-being of Buyer and such assurances shall not have been provided within 72 hours of such request;

          (xiv)Seller shall be in default with respect to any nominal and customary covenants under any debt contract or agreement, any servicing agreement or any lease to which it is a party, which default could materially and adversely affect the financial condition of Seller (which covenants include, but are not limited to, an Act of Insolvency of Seller or the failure of Seller to make required payments under such contract or agreement as they become due).

          (xv) Any representation or warranty made by Seller in any Transaction Document shall have been incorrect or untrue in any material respect (to the extent that such representation or warranty does not incorporate a materiality limitation in its terms) when made or repeated or when deemed to have been made or repeated;

          (xvi)Seller shall fail to promptly notify Buyer of (i) the acceleration of any debt obligation or the termination of any credit facility of Seller, respectively; (ii) the amount and maturity of any such debt assumed after the date hereof; (iii) any adverse developments with respect to pending or future litigation involving Seller, respectively; and (iv) any other developments which might materially and adversely affect the financial condition of Seller;

          (xvii) Seller's audited annual financial statements or the notes thereto or other opinions or conclusions stated therein shall be qualified or limited by reference to Seller's status as a "going concern";

          (vxiii) Seller shall fail to maintain a tangible net worth of no less than $10,000,000. The term "tangible net worth" shall mean the excess of all of the Seller's assets (excluding any value for goodwill, trademarks, patents, copyrights, organization expense and other similar intangible items) over all its liabilities as completed and determined in accordance with generally accepted accounting principles consistently applied.

          (xx) Seller shall fail to deliver to Buyer or Custodian as directed by Buyer the documents in the Mortgage File within the time period specified in Paragraph 7 of the Master Repurchase Agreement.

     22. Subparagraph 11(d) of the Master Repurchase Agreement is amended by deleting the words that precede Subparagraph 11(d)(i) and replacing them with the words "The non-defaulting party may with concurrent notice to the defaulting party:",

     23. Subparagraph 11(d)(i) of the Master Repurchase Agreement is amended by inserting the words "or in any other commercially reasonable manner" after the word "market" and before the word "at", on the second line thereof.

     24. Subparagraph 11(d)(i) of the Master Repurchase Agreement is amended by adding the following after the word "hereunder" and before the semi-colon:

     "and in either case upon the determination and receipt by Buyer, in a manner deemed final and complete by Buyer in its sole discretion, of the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party, including, without limitation, any unpaid fees, expenses or other amounts owing to the Custodian under the Custody Agreement, or to which Buyer is otherwise entitled hereunder, Buyer shall transfer the portion of the Purchased Securities and proceeds thereof, including without limitation, any proceeds of a sale of the servicing rights to the Mortgage Loans, held by Buyer following such receipt to either (i) Seller, if in

Buyer's sole discretion Seller is legally entitled thereto, (ii) such other party or person as is in Buyer's reasonable judgment is legally entitled thereto, or (iii) if Buyer cannot determine in its reasonable judgment the person or party entitled thereto, a court of competent jurisdiction."

     25. Paragraph 11 of the Master Repurchase Agreement is amended by adding a new Subparagraph (j) as follows:

     "(j) Each party acknowledges that any delay in the ability of the other party to exercise its remedies pursuant to Paragraph 11 hereof shall result in irreparable injury to such other party."

     26. Paragraph 13 of the Master Repurchase Agreement is amended by deleting the text thereof and replacing it with the following:

          "Any notice or communication in respect of this Agreement will be sufficiently given to a party if in writing and delivered in person, sent by certified or registered mail, return receipt requested, or by overnight courier or given by facsimile transfer at the following address or facsimile number:

                 If to [BUYER]:

                                 Impac Warehouse Lending Group, Inc.
                                 1401 Dove Street
                                 Newport Beach, CA 92660

                                 Attention: Zoila Velasco
                                 Facsimile No.: (949) 475-3950

                 If to [SELLER]:

                                 PMCC FINANCIAL CORPORATION AND
                                 PMCC MORTGAGE CORPORATION
                                 3 EXPRESSWAY PLAZA
                                 ROSLYN HEIGHTS, NY 11577
                                 Attention: KEITH HAFFNER
                                 Facsimile Number: (516) 625-9091

                 A notice or communication will be effective:

               (i) if delivered by hand or sent by overnight courier, on the day and time it is delivered;

               (ii) If sent by facsimile transfer, on the day it is sent so long as the transmitting machine has provided an electronic confirmation of such transmission; or

               (iii)if sent by  certified or  registered  mail,  return  receipt requested, three days after dispatch.

               Either party may by notice to the other change the address or facsimile number at which notices or communications are to be given to it."

          27. Paragraph 14 of the Master Repurchase Agreement is amended by inserting the words "with respect to Securities that consist of mortgage loans" after the word "transactions" and before the period on the second line thereof.

          28. Intentionally Omitted

          29. Intentionally Omitted

          30. Subparagraph 20(c) is amended by deleting the words "the Federal Savings and Loan Insurance Corporation" in the third line thereof and substituting therefor the following:

          "through either the Bank Insurance Fund or the Savings Association Insurance Fund,".

          31. This Annex I is executed and shall be construed as an agreement supplemental to the Master Repurchase Agreement and, as provided in the Master Repurchase Agreement, this Annex I forms a part thereof.

          32. All of the covenants, stipulations, promises and agreements in this Annex I shall bind the successors and assigns of the parties hereto, whether expressed or not.

          33. This Annex I may be executed in any number of counterparts, each of which shall be an original but such counterparts shall together constitute but one and the same instrument.

          34. Seller shall promptly provide such further assurances or agreements as Buyer may reasonably request in order to effect the purposes of this Master Repurchase Agreement, including without limitation, the delivery of any further documents to ensure that Buyer maintains a first priority perfected security interest in the Collateral pursuant to Paragraph 6 hereof and to carry into effect the purpose, of the Transaction Documents.

          35. Buyer is hereby appointed the attorney-in-fact of Seller for the purpose of carrying out the provisions of this Agreement and taking any action and executing or endorsing any instruments that Buyer may deem necessary or advisable to accomplish the purposes hereof, including, without limitation, completing or correcting any endorsement of a Mortgage Note or assignment of a Mortgage, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Buyer shall have the right and power during the occurrence and continuation of any Event of Default to receive, endorse and collect all checks made payable to the order of Seller representing any payment on account of the principal of or interest on any of the Collateral and to give full discharge for the same.

          36. Seller shall promptly pay as and when payment is due all, and Buyer shall not be liable for any, expenses, fees and charges incurred by Buyer or Seller (other than the salaries and overhead of Buyer and its affiliates) arising out of or related in any way, to the administration and enforcement of this Agreement or the Custody Agreement ("Costs"), including, without limitation, reasonable out-of-pocket legal expenses, the fees and expenses of the Custodian, recording and filing fees and any costs associated with reconveyance of the Purchased Securities and, in the event that any Costs are incurred by Buyer, Seller shall reimburse Buyer on demand of Buyer accompanied by a statement describing the circumstances and the nature of the Cost, by wire transfer of immediately available federal funds.

          37. Seller and Buyer contemplate that all Mortgage Loans purchased by Buyer and subject to repurchase pursuant to this Master Repurchase Agreement shall have an average daily balance (in principal amount) of $10,000,000 (the "Minimum Usage Amount"). If, within forty-five (45) days of the date hereof, Seller shall not have sold any Mortgage Loans to Buyer pursuant to this Master Repurchase Agreement, Seller shall promptly pay Buyer $1,500. If at any time after (45) days after the Seller shall have commenced selling Mortgage Loans to Buyer, pursuant to this Master Repurchase Agreement but the average daily balance (in principal amount) of all Mortgage Loans held by Buyer is less than the Minimum Usage Amount, Seller shall pay Buyer a fee to be determined by Buyer in its sole discretion, provided, however such fee shall not exceed $1,500 during any thirty (30) day period.

          38. This Annex I shall supersede any existing annex to or modification of the Master Repurchase Agreement.


[BUYER]                         [SELLER]

IMPAC WAREHOUSE LENDING         PMCC FINANCIAL CORPORATION AND PMCC
GROUP, INC.                     MORTGAGE CORPORATION




By:   /s/ Zoila E. Velasco         By: /s/ Keith S. Haffner
   ------------------------          ---------------------------

Name:  ZOILA E. VELASCO           Name: KEITH S. HAFFNER
     ----------------------            -------------------------

Title: Vice President             Title: CEO
      ---------------------             -------------------------

Date:    3/6/00                   Date:  3/3/00
       --------------------             -------------------------

                              CERTIFICATE OF SELLER



     I, KEITH S. HAFFNER , hereby  certify that I am the duly  appointed  CEO of
        ----------------                                                  ---
PMCC MORTGAGE CORP. , a CORPORATION  (The  "Seller").  The undersigned   hereby
------------------      -----------
represents,   warrants  and  covenants on behalf of the Seller as follows:

     1. Pursuant to the sale of the mortgage loans set forth on Annex 1 hereto (the "Mortgage Loans") by the Seller to Impac Warehouse Lending Group ("Impac") pursuant to a Master Repurchase Agreement, dated as of FEBRUARY 28, 2000 between the Seller and Impac, the Seller hereby sells, transfers, assigns, sets over and otherwise conveys to Impac all of its right (including the power to convey title thereto), title and interest in and to each document, including, without limitation, those documents set forth on Exhibit A hereto, held by or on behalf of the Seller with respect to each Mortgage Loan.

         IN WITNESS WHEREOF, I have hereunto signed my name.


 Dated:        3/3/00
 ----------------------------------


                                                  -----------------------------


                                               By: /s/ Keith S. Haffner
                                                  -----------------------------
                                               Name:  KEITH S. HAFFNER
                                                    ---------------------------
                                               Title: CEO
                                                     --------------------------

                                    ANNEX II

             Names and Addresses for Communications Between Parties

                       CONFIRMATION TERMS OF TRANSACTIONS
                             (CERTIFICATE OF SELLER)



Impac Warehouse Lending Group, Inc.
1401 Dove Street
Newport Beach, CA 92660


Gentlemen:

          Reference is made to the Master Purchase Agreement (the "Master Repurchase Agreement") dated as of February 28, 2000, between Impac Warehouse Lending Group, Inc. (the "Buyer") PMCC FINANCIAL CORPORATION AND PMCC MORTGAGE CORPORATION (the "Seller"). Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Master Repurchase Agreement. The Buyer and Seller hereby confirm the Buyer's purchase from the Seller from time to time under the Master Repurchase Agreement of Purchased Securities consisting of whole mortgage loans to be listed on Mortgage Loan Schedules which will be transmitted from Seller to Buyer agrees to provide to Buyer a Mortgage Loan Schedule in the form of "Exhibit A" hereto which must be approved by Buyer before each transaction is completed. Upon the submission of a Mortgage Loan Schedule, Seller agrees that the sale of the mortgage loans listed thereon shall be under the terms and conditions of the Master Repurchase Agreement and all modifications and addendums thereto.

     As to each Mortgage Loan listed on the Mortgage Loan Schedules submitted hereafter, the following pricing terms and conditions apply:

                           Purchase Price of Par
                           If Impac Funding Corporation executes a takeout Commitment ("Takeout")
                           ----------------------
                           then 98% of Par, or unless Second Mortgage, then 96% of Par.


                           Transaction Fee: $60.00
                           To be paid by Seller within 30 days to Buyer.

                           Repurchase  Date:  On  demand on the terms  set forth
               in Subparagraph 3 (c) of the Master Repurchase Agreement.

                           Pricing Rate:  A  per  annum rate equal to the sum of
               (i) the rate per annum publicly announced by the Bank of America N.A. as its "Prime Rate" as such rate shall change from time to time, plus (ii) 50 basis points. Upon the occurrence of an Event of Default of the Seller, the number of basis points if (ii) shall be increase to 300 but in no event shall the amount of interest to be charged in the event of a default be less than two times the transaction fee set forth above. The Pricing rate shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

                    Buyer's Margin Amount Percentage: see above



                        Seller Account Deposit: $5,000.00
                                                ---------

                    For auditing or other purposes of the Buyer, the Seller may receive a computer-generated trade confirmation with respect to each Transaction that does not provide for countersignature thereof by the Seller. It is understood and agreed that such confirmation shall be null and void and of no force and effect with respect to this Transaction.

                    Pursuant to the sale of the mortgage loans set forth on each Mortgage Loan Schedule (the "Mortgage Loans" ) by the Seller to Impac Warehouse Lending Group, Inc. ("Impac") pursuant to the Master Repurchase Agreement, the Seller hereby sells, transfers, assigns, sets over and otherwise conveys to Buyer all of its right (including the power to convey title thereto), title and interest in and to each Mortgage Loan, including, without limitation, those mortgage loans to be listed on the Mortgage Loan Schedules submitted hereafter.

                    Kindly acknowledge your agreement to the foregoing by signing and returning the enclosed extra copy of this letter.

                                           PMCC FINANCIAL CORPORATION AND PMCC
                                           MORTGAGE CORPORATION
                                           Sincerely,


                                           By:  /s/ Keith S. Haffner
                                              ----------------------------------
                                           Name:  Keith S. Haffner
                                                --------------------------------
                                           Title:  CEO
                                                 -------------------------------



Acknowledged and Agreed to:
IMPAC WAREHOUSE LENDING GROUP, INC.


By:  /s/ Zoila E. Velasco
   --------------------------------
Name:  Zoila E. Velasco
     ------------------------------
Title:  Vice President
      -----------------------------